SIXTH MODIFICATION AGREEMENT

This SIXTH MODIFICATION AGREEMENT (this *"Agreement"*) is entered into and is effective as of January 22, 2020, among DYNATRONICS CORPORATION, a Utah corporation (*"Dynatronics"*), HAUSMANN ENTERPRISES, LLC, a Utah limited liability company (*"Enterprises"*), and BIRD & CRONIN, LLC, a Utah limited liability company (*"Bird,"* and together with Dynatronics and Enterprises, individually and collectively, jointly and severally, *"Borrower"*), and BANK OF THE WEST, a California banking corporation (*"Lender"*).

WHEREAS, Lender has extended credit to Borrower pursuant to a Loan and Security Agreement dated as of March 31, 2017 among Borrower and Lender (as previously amended, modified or supplemented, including, without limitation, as modified by the Modification Agreement dated as of September 28, 2017, as further modified by the Modification Agreement dated as of February 16, 2018, as further modified by the Waiver and Modification Agreement dated as of July 13, 2018, as further modified by the Modification Agreement dated as of November 9, 2018, and as further modified by the Modification Agreement dated as of June 21, 2019, effective May 31, 2019, the *"Loan Agreement"*);

WHEREAS, pursuant to the Loan Agreement and the other Loan Documents, Borrower granted Lender a first priority security interest in and lien on the Collateral;

WHEREAS, Borrower has requested Lender to modify the Loan Agreement in certain respects; and

WHEREAS, Lender has agreed to modify the Loan Agreement in certain respects in accordance with the terms of this Agreement;

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower mutually agree as follows:

SECTION 1. MODIFICATION AGREEMENT.

Section 1.1. Recitals and Representations Accurate. The above recitals are hereby made a part of this Agreement and Borrower acknowledges and agrees that each of the recitals is true and correct. Terms used but not defined in this Agreement have the meanings given to them in the Loan Agreement.

Section 1.2. Ratification. All of the terms, covenants, provisions, representations, warranties, and conditions of the Loan Documents, as amended or modified hereby, are ratified, acknowledged, confirmed, and continued in full force and effect as if fully restated herein.

Section 1.3. Collateral. Borrower confirms and ratifies its continuing mortgage, pledge, assignment, and/or grant of security interest in and lien on the Collateral to and in favor of Lender as set forth in the Loan Documents.

Section 1.4. *Extension of Expiration Date*. The Lender hereby agrees to extend the Expiration Date of the Note (which date was previously extended to December 15, 2020 (the "*Previous Expiration Date*"), by that Modification Agreement among the Borrower and the Lender dated as of November 9, 2018) to January 15, 2022 (the "*New Expiration Date*") and the Note and the other Loan Documents shall be modified to replace any and all references to the Previous Expiration Date with the New Expiration Date.

Section 1.5. *Additional Provision for Miscellaneous*. Section 7 of the Loan Agreement is hereby amended by adding to the end thereof the following Section 7.28:

> *Section 7.28* Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for a swap contract or any other agreement or instrument that is a QFC (such support, "*QFC Credit Support*" and each such QFC a "*Supported QFC*"), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the "*U.S. Special Resolution Regimes*") in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the United States or a state of the United States):
>
> (a) In the event a Covered Entity that is party to a Supported QFC (each, a "*Covered Party*") becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were

governed by the laws of the United States or a state of the United States.

(b) As used in this section, the following terms have the following meanings:

"*BHC Act Affiliate*" of a party means an "affiliate" (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

"*Covered Entity*" means any of the following:

i. a "covered entity" as that term is defined in, and interpreted in accordance with, 12 C.F.R. §252.82(b);

ii. a "covered bank" as that term is defined in, and interpreted in accordance with, 12 C.F.R. §47.3(b); or

iii. a "covered FSI" as that term is defined in, and interpreted in accordance with, 12 C.F.R. §382.2(b).

"*Default Right*" has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§252.81, 47.2 or 382.1, as applicable.

"*QFC*" has the meaning assigned to the term "qualified financial contract" in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

Section 1.6. Conditions Precedent to Effectiveness. This Agreement shall be effective as of the date first above written upon the date on which each of the following conditions are satisfied:

(a) Lender shall have received counterparts executed by each other party thereto of each of the following, by original or electronic transmission (promptly followed by originals), each in form and substance satisfactory to Lender:

(i) this Agreement;

(ii) a Consent and Agreement by Guarantor in the form attached to this Agreement;

(iii) an Organization, Authorization and Incumbency Certificate in the form attached to this Agreement; and

(iv) such other documents and certificates as Lender or its counsel may reasonably request relating to Borrower, Guarantor, the authorization of this

Agreement, and any other legal matters relating to Borrower, Guarantor, the Loan Agreement, or this Agreement.

(b) All fees and expenses incurred or payable by Lender (including, without limitation, reasonable fees and expenses of counsel for Lender), arising in connection with the negotiation, preparation and execution of this Agreement.

Section 1.7. Representations and Warranties. Borrower hereby represents and warrants to Lender that:

(a) The person(s) executing this Agreement is(are) duly authorized to do so and to bind Borrower to the terms hereof;

(b) Each of the Loan Documents is a valid and legal binding obligation of Borrower and/or Guarantor, as applicable, enforceable against Borrower and/or Guarantor, as applicable, in accordance with its terms, and is not subject to any defenses, counterclaims, or offsets of any kind;

(c) All financial statements delivered to Lender were true, accurate and complete, in all material respects, as of the date of delivery to Lender;

(d) Since the date of the Loan Documents there has been no material adverse change in the condition, financial or otherwise, of Borrower or Guarantor, except as disclosed to Lender in writing;

(e) There exists no action, suit, proceeding or investigation, at law or in equity, before any court, board, administrative body or other entity, pending or threatened, affecting Borrower, Guarantor or any of Borrower's or Guarantor's property, wherein an unfavorable decision, ruling or finding would materially adversely affect the business operations, property or financial condition of Borrower or Guarantor; and

(f) There exists no event of default, or other circumstance that with the passage of time or giving of notice or both will become an event of default, under any of the Loan Documents.

Section 1.8. Fees, Costs and Expenses. Borrower shall, simultaneously with the execution of this Agreement, pay to Lender all fees, costs and expenses due and owing to Lender by Borrower under the Loan Documents.

SECTION 2. MISCELLANEOUS.

Section 2.1. Release of Lender. (a) Borrower hereby confirms that as of the date hereof it has no claim, set-off, counterclaim, defense, or other cause of action against Lender including, but not limited to, a defense of usury, any claim or cause of action at common law, in equity, statutory or otherwise, in contract or in tort, for fraud, malfeasance, misrepresentation, financial loss, usury, deceptive trade practice, or any other loss, damage or liability of any kind, including, without

limitation, any claim to exemplary or punitive damages arising out of any transaction between or among Borrower and Lender. To the extent that any such set-off, counterclaim, defense, or other cause of action may exist or might hereafter arise based on facts known or unknown that exist as of this date (collectively, the *"Released Claims"*), such Released Claims are hereby expressly and knowingly waived and released by Borrower. Borrower acknowledges that this release is part of the consideration to Lender for the financial and other accommodations granted by Lender in this Agreement.

(b) Borrower also expressly waives and releases all rights conferred upon it by the provisions of California Civil Code Section 1542, and expressly agrees that this Agreement shall be given full force and effect according to each of its express provisions. California Civil Code Section 1542 provides:

> "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR."

With regard to Section 1542 of the California Civil Code, Borrower hereby agrees, represents and warrants that it realizes and acknowledges that factual matters now unknown to it may have given or may hereafter give rise to causes of action, claims, demands, debts, controversies, damages, costs, losses, expenses and defenses, which are presently unknown, unanticipated, misunderstood and unsuspected. Borrower further agrees, represents and warrants that this Agreement has been negotiated and agreed upon in light of that realization and that it nevertheless hereby waives and releases all rights and benefits which it may otherwise have against Lender under Section 1542 of the California Civil Code with regard to the release of such unknown, unanticipated, misunderstood and unsuspected causes of action, claims, demands, debts, controversies, damages, costs, losses, expenses and defenses, and all Released Claims.

Section 2.2. Costs and Expenses. Borrower shall pay to Lender on demand any and all costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements, court costs, litigation and other expenses) incurred or paid by Lender in establishing, maintaining, protecting or enforcing any of Lender's rights or any of the obligations owing by Borrower to Lender, including, without limitation, any and all such costs and expenses incurred or paid by Lender in defending Lender's security interest in, title or right to, the Collateral or in collecting or attempting to collect or enforcing or attempting to enforce payment of the Obligations.

Section 2.3. Indemnification. Borrower shall indemnify, defend and hold Lender and its directors, officers, employees, agents and attorneys (each an *"Indemnitee"*) harmless against any claim brought or threatened against any Indemnitee by Borrower or any guarantor or endorser of the obligations of Borrower to Lender, or any other person (as well as from attorneys' fees and expenses in connection therewith) on account of Lender's relationship with Borrower, or any guarantor or endorser of the obligations of Borrower to Lender (each of which may be defended, compromised, settled or pursued by Lender with counsel of Lender's election, but at the expense of Borrower), except for any claim arising out of the gross negligence or willful misconduct of

Lender. The within indemnification shall survive payment of the obligations of Borrower to Lender, and/or any termination, release or discharge executed by Lender in favor of Borrower.

Section 2.4. Joint and Several. Each Borrower shall be jointly and severally liable for payment and/or performance of all obligations arising under this Agreement, and the term "Borrower" shall include each as well as all of them.

Section 2.5. Severability. If any provision of this Agreement or portion of such provision or the application thereof to any person or circumstance shall to any extent be held invalid or unenforceable, the remainder of this Agreement (or the remainder of such provision) and the application thereof to other persons or circumstances shall not be affected thereby.

Section 2.6. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be an original, but all of which shall constitute but one agreement.

Section 2.7. Complete Agreement. This Agreement and the other Loan Documents constitute the entire agreement and understanding between and among the parties hereto relating to the subject matter hereof, and supersedes all prior proposals, negotiations, agreements and understandings among the parties hereto with respect to such subject matter.

Section 2.8. Binding Effect of Agreement. This Agreement shall be binding upon and inure to the benefit of the respective heirs, executors, administrators, legal representatives, successors and assigns of the parties hereto, and shall remain in full force and effect (and Lender shall be entitled to rely thereon) until released in writing by Lender. Lender may transfer and assign this Agreement and deliver the Collateral to the assignee, who shall thereupon have all of the rights of Lender; and Lender shall then be relieved and discharged of any responsibility or liability with respect to this Agreement and the Collateral. Except as expressly provided herein or in the other Loan Documents, nothing, expressed or implied, is intended to confer upon any party, other than the parties hereto, any rights, remedies, obligations or liabilities under or by reason of this Agreement or the other Loan Documents.

Section 2.9. Further Assurances. Borrower will from time to time execute and deliver to Lender such documents, and take or cause to be taken, all such other further action, as Lender may request in order to effect and confirm or vest more securely in Lender all rights contemplated by this Agreement (including, without limitation, to correct clerical errors) or to vest more fully in or assure to Lender the security interest in the Collateral or to comply with applicable statute or law and to facilitate the collection of the Collateral (including, without limitation, the execution of stock transfer orders and stock powers, endorsement of promissory notes and instruments and notifications to obligors on the Collateral). To the extent permitted by applicable law, Borrower authorizes Lender to file financing statements, continuation statements or amendments without Borrower's signature appearing thereon, and any such financing statements, continuation statements or amendments may be signed by Lender on behalf of Borrower, if necessary, and may be filed at any time in any jurisdiction. Lender may at any time and from time to time file financing statements, continuation statements and amendments thereto which contain any information required by the Uniform Commercial Code of California as amended from time to time (the *"Code"*) for the sufficiency or filing office acceptance of any financing statement, continuation

statement or amendment, including whether Borrower is an organization, the type of organization and any organization identification number issued to Borrower. Borrower agrees to furnish any such information to Lender promptly upon request. In addition, Borrower shall at any time and from time to time take such steps as Lender may reasonably request for Lender (i) to obtain an acknowledgment, in form and substance satisfactory to Lender, of any bailee having possession of any of the Collateral that the bailee holds such Collateral for Lender, (ii) to obtain "control" (as defined in the Code) of any Collateral comprised of deposit accounts, electronic chattel paper, letter of credit rights or investment property, with any agreements establishing control to be in form and substance satisfactory to Lender, and (iii) otherwise to insure the continued perfection and priority of Lender's security interest in any of the Collateral and the preservation of its rights therein. Borrower hereby constitutes Lender its attorney-in-fact to execute, if necessary, and file all filings required or so requested for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; and such power, being coupled with an interest, shall be irrevocable until this Agreement terminates in accordance with its terms, all obligations of Borrower to Lender are irrevocably paid in full and the Collateral is released.

Section 2.10. *Amendments and Waivers*. This Agreement may be amended, and Borrower may take any action herein prohibited, or omit to perform any act herein required to be performed by it, if Borrower shall obtain Lender's prior written consent to each such amendment, action or omission to act. No delay or omission on the part of Lender in exercising any right hereunder shall operate as a waiver of such right or any other right and waiver on any one or more occasions shall not be construed as a bar to or waiver of any right or remedy of Lender on any future occasion.

Section 2.11. *Terms of Agreement*. This Agreement shall continue in force and effect so long as any obligation of Borrower to Lender shall be outstanding and is supplementary to each and every other agreement between Borrower and Lender and shall not be so construed as to limit or otherwise derogate from any of the rights or remedies of Lender or any of the liabilities, obligations or undertakings of Borrower under any such agreement, nor shall any contemporaneous or subsequent agreement between Borrower and Lender be construed to limit or otherwise derogate from any of the rights or remedies of Lender or any of the liabilities, obligations or undertakings of Borrower hereunder, unless such other agreement specifically refers to this Agreement and expressly so provides.

Section 2.12. *Notices*. Any notices under or pursuant to this Agreement shall be deemed duly received and effective if delivered in hand to any officer or agent of Borrower or Lender, or if mailed by registered or certified mail, return receipt requested, addressed to Borrower or Lender at the address set forth in the Loan Agreement or as any party may from time to time designate by written notice to the other party.

Section 2.13. *California Law*. This Agreement shall be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of California without giving effect to the conflicts of laws principles thereof.

Section 2.14. *Reproductions*. This Agreement and all documents which have been or may be hereinafter furnished by Borrower to Lender may be reproduced by Lender by any photographic, photostatic, microfilm, xerographic or similar process, and any such reproduction

shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made in the regular course of business).

Section 2.15. Venue. Borrower irrevocably submits to the nonexclusive jurisdiction of any Federal or state court sitting in California, over any suit, action or proceeding arising out of or relating to this Agreement. Borrower irrevocably waives to the fullest extent it may effectively do so under applicable law, any objection it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that the same has been brought in an inconvenient forum. Borrower irrevocably appoints the Secretary of State of the State of California as its authorized agent to accept and acknowledge on its behalf any and all process which may be served in any such suit, action or proceeding, consents to such process being served (i) by mailing a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to Borrower's address shown above or as notified to Lender and (ii) by serving the same upon such agent, and agrees that such service shall in every respect be deemed effective service upon Borrower.

Section 2.16. Waiver of Jury Trial. BORROWER AND LENDER ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL RIGHT, AND THAT IT MAY BE WAIVED UNDER CERTAIN CIRCUMSTANCES. TO THE EXTENT PERMITTED BY LAW EACH PARTY, AFTER CONSULTING (OR HAVING THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF ITS CHOICE, WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION RELATED TO THIS NOTE OR ANY OTHER DOCUMENT, INSTRUMENT OR TRANSACTION BETWEEN THE PARTIES.

Section 2.17. Judicial Reference Provision. In the event the above Jury Trial Waiver is unenforceable, the parties elect to proceed under this Judicial Reference Provision. With the exception of the items specified below, any controversy, dispute or claim between the parties relating to this Agreement or any other document, instrument or transaction between the parties (each, a *"Claim"*), will be resolved by a reference proceeding in California pursuant to Section 638 *et seq.* of the California Code of Civil Procedure, or their successor sections, which shall constitute the exclusive remedy for the resolution of any Claim, including whether the Claim is subject to reference. Venue for the reference will be the Superior Court in the County where real property involved in the action, if any, is located, or in a County where venue is otherwise appropriate under law (the *"Court"*). The following matters shall not be subject to reference: (i) nonjudicial foreclosure of any security interests in real or personal property, (ii) exercise of self-help remedies (including without limitation set-off), (iii) appointment of a receiver, and (iv) temporary, provisional or ancillary remedies (including without limitation writs of attachment, writs of possession, temporary restraining orders or preliminary injunctions). The exercise of, or opposition to, any of the above does not waive the right to a reference hereunder.

The referee shall be selected by agreement of the parties. If the parties do not agree, upon request of any party a referee shall be selected by the Presiding Judge of the Court. The referee shall determine all issues in accordance with existing case law and statutory law of the State of California, including without limitation the rules of evidence applicable to proceedings at law. The referee is empowered to enter equitable and legal relief, and rule on any motion which would be authorized in a court proceeding, including without limitation motions for summary judgment

or summary adjudication. The referee shall issue a decision, and pursuant to CCP §644 the referee's decision shall be entered by the Court as a judgment or order in the same manner as if tried by the Court. The final judgment or order from any decision or order entered by the referee shall be fully appealable as provided by law. The parties reserve the right to findings of fact, conclusions of law, a written statement of decision, and the right to move for a new trial or a different judgment, which new trial if granted, will be a reference hereunder. AFTER CONSULTING (OR HAVING THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF ITS CHOICE, EACH PARTY AGREES THAT ALL CLAIMS RESOLVED UNDER THIS REFERENCE PROVISION WILL BE DECIDED BY A REFEREE AND NOT A JURY.

[Signature Page Follows]

Executed as of the date first written above.

Borrower:

BIRD & CRONIN, LLC

By: Dynatronics Corporation,
its Manager

By: ______________________________
Name: David Wirthlin
Title: Chief Financial Officer

DYNATRONICS CORPORATION

By: ______________________________
Name: David Wirthlin
Title: Chief Financial Officer

~

HAUSMANN ENTERPRISES, LLC

By: Dynatronics Corporation,
its Manager

By: ______________________________
Name: David Wirthlin
Title: Chief Financial Officer

Accepted:

BANK OF THE WEST

By: ______________________________
Name: ______________________________
Title: ______________________________

CONSENT AND AGREEMENT BY GUARANTOR

The undersigned acknowledges receipt of a copy of the Sixth Modification Agreement dated on or about the date hereof (the *"Modification Agreement"*) among Dynatronics Corporation, a Utah corporation, Hausmann Enterprises, LLC, a Utah limited liability company, and Bird & Cronin, LLC, a Utah limited liability company (individually and collectively, *"Borrower"*), and Bank of the West (*"Lender"*), reaffirms its Unlimited Guaranty and its Security Agreement, acknowledges that the execution, delivery, and performance of the Modification Agreement shall have no effect on such Unlimited Guaranty, such Security Agreement or any other Loan Document (as such term is defined in the Loan and Security Agreement dated as of March 31, 2017 among Borrower and Lender, as amended, modified, and supplemented from time to time) to which it is a party, each of which remains the legal, valid and binding obligation of the undersigned, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

Executed and dated as of January 22, 2020.

DYNATRONICS DISTRIBUTION COMPANY, LLC

By: Dynatronics Corporation,
its Manager

By:______________________________
Name: David Wirthlin
Title: Chief Financial Officer